UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Chief Compliance Officer & Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2015

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

ANNUAL REPORT

DECEMBER 31, 2015

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2015

Investors facing growing uncertainty in the sixth year of a bull market finally saw the long anticipated correction in the third quarter, with a ten-plus percentage point drop unfolding in one tumultuous week in late August. Though the market recovered in the fourth quarter, the last day of trading for the year pushed both the Dow and S&P 500 into slightly negative territory before dividends, the first down market since 2008. (The indices' total returns were positive, including dividends).

In 2015, oil prices fell to their lowest level in more than a decade, the dollar continued to strengthen against other currencies, Europe remained weak and economic growth in China slowed. These factors resulted in persistent underperformance in the Industrial, Energy and Materials sectors. The collapse in oil prices led to a sell off in high yield energy debt, putting fixed income markets on edge. Even in the face of this pressure, the U.S. economy continued its steady improvement with GDP growth inching above two percent. Nominal unemployment fell to near pre-recession levels, buoying consumer confidence and spending which drove solid performance in the Consumer Discretionary and Consumer Staples sectors as well as the Information Technology and Telecom sectors. We exited 2015 with signs of a modest recovery in Europe, unprecedented negative interest rates in several industrialized countries and continuing concerns about the impact of slowing growth in China on the global economy. Late in the year, the U.S. Federal Reserve (Fed) increased rates for the first time in a decade, reversing a six year run of near zero interest rates.

Outlook

The New Year has started off badly for the stock market. While the Fed communicated the likelihood of a series of rate increases in 2016, that doesn't seem quite as likely now given concerns over global economic conditions. The U.S. markets have reflected this uncertainty early this year.

The dividend yield is back above the yield on 10 year treasuries, favoring income stocks as an attractive asset class. Small cap stocks are trading in line with large caps on an earnings basis, essentially erasing the historical premium that faster growing small caps typically have enjoyed. This positions them to potentially perform well relative to large caps as they regain that premium. In another historical perspective, Industrials start working when things look most grim for the sector and well ahead of any evidence of improvement. We don't pretend to know when that turn will happen but in our opinion, we do know that investors get paid for being patient.

2015 was a year of two markets engaged in a tug-of-war, where consumer-facing companies did well while energy, commodities and export-oriented manufacturing companies struggled. The big question for U.S. investors in 2016 is: Who wins this tug-of-war? Will the pressure felt by the industrial sectors overwhelm the economy and push us into a slowdown or will strong job growth, low interest rates and persistently low oil prices buoy consumer confidence and spending, extending the current cycle? We remain positive, viewing the latter as more likely, with potential upside if some of the current headwinds begin to abate.

The S&P 500 Total Return (TR) Index (S&P 500) is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index (Dow) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. It is not possible to invest directly in an index.

Dividend Yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2015

The Mairs & Power Growth Fund gained 6.14% in the fourth quarter, and finished down 3.07% for the year compared with the benchmark S&P 500 Total Return (TR) which gained 7.04% for the quarter and 1.38% for the year, and the Dow Jones Industrial Average (DJIA) TR which gained 7.70% for the quarter and 0.21% for the year.

Our multi-cap approach proved a major factor affecting the Growth Fund's relative performance in 2015 as mid cap and small cap stocks lagged large cap stocks. Because both the DJIA and S&P 500 indices are made up exclusively of large cap stocks, our comparative performance lagged these large cap benchmarks. As patient investors, we remain comfortable with our multi-cap approach which includes a long-term bet on smaller companies that we expect to grow faster than larger companies.

A top contributor to Fund performance in both the fourth quarter and full year was Hormel (HRL) which gained 24.91% and 51.79% respectively. The Fund's relative performance also benefited from an overweight positon in the Health Care sector, which performed well in both the fourth quarter and the full year. In addition, relative performance benefited from an underweight position in the Energy sector which remained under pressure throughout the year.

Stratasys (SSYS) and Qualcomm (QCOM) were among bottom contributors to performance in both the quarter and the year. Stratasys is well positioned in the additive manufacturing space, but that market is currently under pressure as manufacturers are holding back expansion. Qualcomm lost a major customer and has had to negotiate lower prices to Chinese manufacturers. An overweight position and the under performance of certain stocks in the struggling Industrial sector detracted from the Fund's relative performance for the year. In addition, an extremely narrow group of large cap information technology stocks that we do not hold, Amazon (AMZN), Alphabet (GOOGL) and Microsoft (MSFT), dominated performance in 2015 in the Information Technology and Consumer Discretionary sectors as well as the broader market.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
CRAY INC.	63.81%	HORMEL FOODS CORP.	51.79%
HORMEL FOODS CORP.	24.91%	FISERV, INC.	28.87%
GENERAL ELECTRIC CO.	23.51%	GENERAL ELECTRIC CO.	23.27%
VALSPAR CORP.	15.40%	TORO CO.	14.51%
MEDTRONIC, INC.	14.91%	ECOLAB, INC.	9.43%

Weak Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
CH ROBINSON WORLD WIDE, INC.	-8.50%	QUALCOMM INC.	-32.75%
TARGET CORP.	-7.69%	DONALDSON CO., INC.	-25.81%
PRINCIPAL FINANCIAL GROUP	-4.99%	PENTAIR LTD.	-25.43%
PENTAIR LTD.	-2.96%	EMERSON ELECTRIC CO.	-22.52%
ST. JUDE MEDICAL, INC.	-2.09%	SCHLUMBERGER, LTD.	-18.34%

Past performance is no guarantee of future results.

With the S&P 500 price-to-earnings ratio above its long-term average, margins trending down and an expectation for only moderate sales and earnings growth in 2016, the market is not cheap. The equity market is currently being led by a narrow group of stocks showing strong revenue growth. This market has given us the

MAIRS & POWER GROWTH FUND (unaudited) (continued)

opportunity to build long-term positions in very good companies at attractive valuations. As some investors pay too much for short-term performance, we are trimming selectively in stocks such as Hormel, Toro (TTC) and Fiserv (FISV). At the same time we are adding to positions in quality names, especially in the beaten down Industrial sector. One such stock we have added is Proto Labs (PRLB) which we feel is well positioned in direct digital manufacturing.

One of our portfolio companies, Fastenal (FAST), will likely be an early indicator of improving conditions in the Industrial sector. Fastenal competes in the highly fragmented industrial distribution market, serving customers in manufacturing and non-residential construction industries. Because of weakness in manufacturing, the stock declined 14% in 2015. The company is not standing flat-footed, however. Fastenal continues to invest in its business in order to strengthen its durable competitive advantage, and we like that. With more than 2,600 stores (four times as many as the next largest competitor), the company enjoys broad market coverage as it takes share from smaller regional players. Fastenal's product breadth, market penetration and in-house distribution capabilities provide both cost and pricing leverage, delivering above industry average margins. In addition, with more than 54,000 on-site industrial vending machines and plans to aggressively add to this network in 2016, Fastenal is able to grow incremental revenue while building "sticky" customer relationships. Earnings have grown 22% and the dividend 23% annually over the last five years. While not classically cheap, the stock is nevertheless very inexpensive relative to intrinsic value, providing an opportunity to add selectively to our position. When the sector begins to recover, we believe that Fastenal's strength and our patience will reward investors.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations.

Diversification does not guarantee profit or protect against loss.

The S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. It is not possible to invest directly in an index.

P/E (price per earnings) Ratio is the ratio of a company's share price to its per-share earnings.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2015

Ten years of investment performance (through December 31, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2015

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	-3.07%	11.79%	7.58%	10.69%
S&P 500 Total Return Index(1)	1.38%	12.57%	7.31%	8.19%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks which assumes reinvestment of dividends that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2015

Portfolio Managers

Mark L. Henneman, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013
University of Minnesota, MBA Finance 1990

Andrew R. Adams, co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$104.44
Expense Ratio	0.65%
Portfolio Turnover Rate	9.64%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets)2

Ecolab Inc	4.7%
US Bancorp/MN	4.5
3M Co	3.9
Medtronic PLC	3.8
Valspar Corp/The	3.8
Honeywell International Inc	3.8
Bemis Co Inc	3.5
Johnson & Johnson	3.5
Graco Inc	3.4
General Mills Inc	3.1

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.6%
Industrials	29.2%
Health Care	20.2
Materials	14.4
Financials	11.3
Information Technology	10.7
Consumer Staples	5.6
Consumer Discretionary	4.1
Energy	2.6
Utilities	0.5
Short-term Investments 1.4%[3]	1.4
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS 98.6%
	CONSUMER DISCRETIONARY 4.1%
1,430,000	Target Corp	$103,832,300
510,000	Walt Disney Co/The	53,590,800
		157,423,100
	CONSUMER STAPLES 5.6%
2,060,000	General Mills Inc	118,779,600
1,220,000	Hormel Foods Corp	96,477,600
		215,257,200
	ENERGY 2.6%
1,450,000	Schlumberger Ltd (a)	101,137,500
	FINANCIALS 11.3%
520,000	American Express Co	36,166,000
1,910,000	Associated Banc-Corp	35,812,500
1,730,000	Principal Financial Group Inc	77,815,400
280,000	Travelers Cos Inc/The	31,600,800
4,020,000	US Bancorp/MN	171,533,400
1,530,000	Wells Fargo & Co	83,170,800
		436,098,900
	HEALTH CARE 20.2%
980,000	Baxalta Inc	38,249,400
1,420,000	Baxter International Inc	54,173,000
851,450	Bio-Techne Corp	76,630,500
1,290,000	Johnson & Johnson	132,508,800
1,900,000	Medtronic PLC (f)	146,148,000
790,000	Patterson Cos Inc	35,715,900
2,360,000	Pfizer Inc	76,180,800
1,760,000	Roche Holding AG ADR (e)	60,667,200
1,610,000	St Jude Medical Inc	99,449,700
530,000	Zimmer Holdings Inc	54,372,700
		774,096,000
	INDUSTRIALS 29.2%
990,000	3M Co	149,133,600
1,340,000	CH Robinson Worldwide Inc	83,106,800
283,853	Deluxe Corp	15,481,343
3,530,000	Donaldson Co Inc	101,169,800
1,610,000	Emerson Electric Co	77,006,300
1,450,000	Fastenal Co	59,189,000
280,000	G&K Services Inc, Class A	17,612,000

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
540,000	Generac Holdings Inc (b)	$16,075,800
2,170,000	General Electric Co	67,595,500
1,800,000	Graco Inc	129,726,000
1,390,000	Honeywell International Inc	143,962,300
1,660,000	Pentair PLC (a)	82,219,800
150,000	Proto Labs Inc (b)	9,553,500
1,510,000	Toro Co/The	110,335,700
600,000	United Parcel Service Inc, Class B	57,738,000
		1,119,905,443
	INFORMATION TECHNOLOGY 10.7%
712,227	Badger Meter Inc	41,729,380
1,700,000	Corning Inc	31,076,000
1,710,000	Cray Inc (b)	55,489,500
830,000	Fiserv Inc (b)	75,911,800
982,849	MTS Systems Corp (d)	62,322,455
348,891	NVE Corp (d)	19,600,696
940,000	QUALCOMM Inc	46,985,900
980,000	Stratasys Ltd (a) (b)	23,010,400
2,970,000	Western Union Co/The	53,192,700
		409,318,831
	MATERIALS 14.4%
3,020,000	Bemis Co Inc	134,963,800
1,589,999	Ecolab Inc	181,864,086
2,481,600	HB Fuller Co	90,503,952
1,760,000	Valspar Corp/The	145,992,000
		553,323,838
	UTILITIES 0.5%
1,010,000	MDU Resources Group Inc	18,503,200
	TOTAL COMMON STOCKS (cost $2,162,928,416)	$3,785,064,012
	SHORT-TERM INVESTMENTS 1.0%
37,628,649	First American Prime Obligations Fund, Class Z, 0.21% (c) (cost $37,628,649)	$37,628,649

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description	Fair Value
	TOTAL INVESTMENTS 99.6% (cost $2,200,557,065)	$3,822,692,661
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	14,571,602
	TOTAL NET ASSETS 100.0%	$3,837,264,263

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2015, these securities represented $206,367,700 or 5.4% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2015.

(d)  Affiliated company at December 31, 2015.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, Mairs & Power, Inc. (the Adviser) will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2015

The Balanced Fund gained 3.25% in the quarter and declined 2.54% for the year compared with its benchmark Composite Index (60% S&P 500 Total Return (TR) Index and 40% Barclays Government/Credit Bond Index), which gained 3.94% and 1.13% for the three month and full year periods, respectively.

Major positive factors on equity performance for the year included an overweight position in the Health Care sector and performance of certain stocks in the Consumer Staples sector. Negative factors included an underweight position and under performance of certain stocks in the Information Technology sector as well as overweight positions in the Energy and Industrials sectors which detracted from performance.

Top performers for both the fourth quarter and full year included Hormel (HRL), up 24.91% and 51.79%, General Electric (GE), up 23.51% and 23.27% and Home Depot (HD) up 14.51% and 25.99%, respectively. United Parcel Services (UPS) was among the bottom performers in both periods, declining 2.49% and 13.44%, respectively.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
HORMEL FOODS CORP	24.91%	HORMEL FOODS CORP	51.79%
BAXALTA INC.	23.87%	HOME DEPOT, INC.	25.99%
GENERAL ELECTRIC CO.	23.51%	GENERAL ELECTRIC CO.	23.27%
VALSPAR CORP.	15.40%	ELI LILLY & CO.	22.13%
MEDTRONIC, INC.	14.91%	MEDTRONIC, INC.	6.54%

Weak Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
CH ROBINSON WORLD WIDE, INC.	-8.50%	CONOCOPHILLIPS	-32.39%
TARGET CORP.	-7.69%	EMERSON ELECTRIC CO.	-22.52%
PRINCIPAL FINANCIAL GROUP	-4.99%	SCHLUMBERGER, LTD	-18.34%
UNITED PARCEL SERVICES,		EXXON MOBIL CORP.	-15.68%
INC., CLASS B	-2.49%	UNITED PARCEL SERVICES, INC.,
DELUXE CORP.	-2.15%	CLASS B	-13.44%

Past performance is no guarantee of future results.

Home Depot is one of our portfolio companies that illustrates the importance of a company's management focus and strategic vision. In an environment buoyed by an improving housing market and rising consumer confidence, Home Depot has gained share from its primary competitor, Lowes, while also benefitting from the ongoing struggles at Sears. In addition, it has benefited from continued industry consolidation as smaller regional players have retrenched or folded following the housing market crash in 2008 – 09. Management has not simply taken these share gains and sat back. The company has invested in building what it describes as an interconnected retail operation between suppliers, stores and customers which will link the customers' in-store and on-line shopping experiences. Operational improvements, including a "lights out" warehousing and distribution capability and enhancements to its in-store customer experience, are designed to drive cost efficiencies while tightening customer relationships.

While Home Depot is an example of a stock we expect to hold for the long-term, over the past year we have eliminated nine smaller positions where we did not see similar evidence of a stable or improving durable

MAIRS & POWER BALANCED FUND (unaudited) (continued)

competitive advantage. It is fair to say we are concentrating the portfolio in stocks where we have greater confidence over the long-term.

On the fixed income side of the Fund, the big news was the U.S. Federal Reserve's (Fed) action late in the year, finally raising short-term interest rates for the first time in a decade. While we did get a 25 basis point (0.25%) hike in rates, we remain skeptical that the central bank will repeat that action more than once or twice in the coming year, as had been suggested earlier by Fed officials. Both investment grade and high yield corporate bonds performed poorly in 2015, posting losses for the year. High yield bonds in particular were under pressure because of that market's heavy exposure to issuers in the stressed energy sector. The market adjusted, widening spreads as we saw ratings downgrades. We expect this to continue as the ratings agencies have signaled their intentions to remain aggressive.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

Barclays Government/Credit Bond Index is composed of high-quality, investment-grade United States government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

The S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2015

Ten years of investment performance (through December 31, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2015

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	-2.54%	8.71%	6.91%	8.79%
Composite Index(1)	1.13%	9.02%	6.47%	7.36%
S&P 500 Total Return Index(2)	1.38%	12.57%	7.31%	8.19%
Barclays Government/ Credit Bond Index(3)	0.15%	3.39%	4.47%	5.32%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Index and 40% of the Barclays Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks which assumes reinvestment of dividends that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

(3)  The Barclays Government/Credit Bond Index is composed of high-quality, investment-grade United States government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2015

Portfolio Managers

Ronald L. Kaliebe, lead manager since July 1, 2013, co-manager from January 1, 2006 through
June 30, 2013
University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$81.16
Expense Ratio	0.73%
Portfolio Turnover Rate	14.05%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets)2

United Parcel Service Inc, Class B	2.9%
Medtronic PLC	2.9
US Bancorp/MN	2.9
Johnson & Johnson	2.5
Exxon Mobil Corp	2.3
Ecolab Inc	2.1
Valspar Corp/The	2.1
3M Co	2.1
Honeywell International Inc	2.0
Pfizer Inc	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.0%
Corporate Bonds	27.7%
Federal Agency Obligations	2.5
Asset Backed Securities	2.1
Preferred Securities	0.7
Common Stocks 64.6%
Industrials	15.6%
Health Care	13.5
Financials	9.6
Energy	6.2
Materials	6.0
Information Technology	5.5
Consumer Staples	3.5
Consumer Discretionary	2.9
Utilities	1.8
Preferred Stocks 0.0%	0.0%
Short-term Investments 2.4%[3]	2.4%
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 33.0%
	FEDERAL AGENCY OBLIGATIONS 2.5%
$500,000	Federal Home Loan Banks	3.480%	10/29/29	$500,035
500,000	Federal Home Loan Banks	3.625%	11/26/29	500,041
1,400,000	Federal Home Loan Banks	3.650%	12/19/29	1,400,098
1,000,000	Federal Farm Credit Banks	3.590%	12/24/29	1,000,013
1,000,000	Federal National Mortgage Association	3.400%	02/27/30	1,000,451
1,000,000	Federal Farm Credit Banks	3.440%	03/28/31	960,992
2,000,000	Federal National Mortgage Association	3.500%	09/10/32	1,984,624
2,000,000	Federal Farm Credit Banks	3.480%	02/07/33	1,932,312
1,982,000	Federal National Mortgage Association	3.500%	03/07/33	1,917,099
1,000,000	Federal Home Loan Banks	3.840%	12/26/34	981,489
3,000,000	Federal Home Loan Banks	3.620%	02/12/35	2,888,202
2,000,000	Federal Home Loan Banks	3.600%	03/16/35	1,914,982
				16,980,338
	CORPORATE BONDS 27.7%
	CONSUMER DISCRETIONARY 2.9%
340,000	Johnson Controls Inc	5.500%	01/15/16	340,369
250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	248,750
500,000	Best Buy Co Inc	5.000%	08/01/18	519,250
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	1,000,585
500,000	Ford Motor Credit Co LLC	3.450%	08/20/20	492,378
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,021,076
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,035,000
1,500,000	Time Warner Cable Inc	4.000%	09/01/21	1,514,596
555,000	Kohl's Corp	4.000%	11/01/21	569,658
500,000	Whirlpool Corp	4.700%	06/01/22	531,884
1,750,000	Newell Rubbermaid Inc	4.000%	06/15/22	1,679,554
1,000,000	Block Financial LLC	5.500%	11/01/22	1,055,884
1,000,000	Staples Inc	4.375%	01/12/23	955,661
2,000,000	Kohl's Corp	3.250%	02/01/23	1,900,950
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	972,982
500,000	Hyatt Hotels Corp	3.375%	07/15/23	474,768
1,000,000	Ford Motor Credit Co LLC	4.000%	04/20/24	980,252
1,000,000	Coach Inc	4.250%	04/01/25	950,188
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	1,026,159
2,000,000	Comcast Corp	4.250%	01/15/33	1,965,250
				19,235,194

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES 0.6%
$222,000	SUPERVALU Inc	8.000%	05/01/16	$226,595
525,000	Cargill Inc (d)	6.000%	11/27/17	563,608
1,949,000	Land O'Lakes Capital Trust I (d)	7.450%	03/15/28	2,065,940
500,000	Altria Group Inc	4.250%	08/09/42	458,770
1,000,000	Cargill Inc (d)	4.100%	11/01/42	911,778
				4,226,691
	ENERGY 1.8%
500,000	Anadarko Petroleum Corp	5.950%	09/15/16	513,778
250,000	ConocoPhillips	6.650%	07/15/18	276,403
1,500,000	Murphy Oil Corp	4.000%	06/01/22	1,137,235
500,000	Western Gas Partners LP	4.000%	07/01/22	442,258
655,000	FMC Technologies Inc	3.450%	10/01/22	574,051
1,500,000	Transocean Inc (a) (c)	4.300%	10/15/22	795,000
1,000,000	Murphy Oil Corp	3.700%	12/01/22	765,020
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,266,060
3,000,000	Williams Cos Inc/The	3.700%	01/15/23	2,072,292
1,945,000	Boardwalk Pipelines LP	3.375%	02/01/23	1,563,903
575,000	DCP Midstream Operating LP	3.875%	03/15/23	434,029
1,000,000	Diamond Offshore Drilling Inc	3.450%	11/01/23	826,208
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	425,318
500,000	Murphy Oil Corp	5.125%	12/01/42	307,640
500,000	Apache Corp	4.250%	01/15/44	391,425
				11,790,620
	FINANCIALS 10.7%
500,000	TCF National Bank	5.500%	02/01/16	501,489
500,000	KeyBank NA/Cleveland OH	5.450%	03/03/16	503,408
500,000	Symetra Financial Corp (d)	6.125%	04/01/16	505,153
250,000	Security Benefit Life Insurance Co (d)	8.750%	05/15/16	255,737
500,000	Bank of America Corp	6.050%	05/16/16	508,246
500,000	Torchmark Corp	6.375%	06/15/16	510,407
500,000	National City Bank/Cleveland OH	5.250%	12/15/16	517,576
500,000	M&I Marshall & Ilsley Bank	5.000%	01/17/17	515,383
500,000	Citigroup Inc	5.500%	02/15/17	516,728
500,000	Sirius International Group Ltd (a) (d)	6.375%	03/20/17	510,757
250,000	Bank of America Corp	5.700%	05/02/17	260,719
500,000	Royal Bank of Scotland Group PLC (a)	4.250%	07/15/17	512,633
500,000	Comerica Bank	5.200%	08/22/17	524,540
500,000	Bank of America Corp	6.000%	09/01/17	532,105

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	American Express Bank FSB	6.000%	09/13/17	$535,570
500,000	Bear Stearns Cos LLC/The	6.400%	10/02/17	538,463
500,000	Prudential Financial Inc	6.000%	12/01/17	536,911
500,000	Barclays Bank PLC (a) (d)	6.050%	12/04/17	533,333
1,000,000	Morgan Stanley	5.950%	12/28/17	1,075,327
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	538,488
500,000	Wachovia Corp	5.750%	02/01/18	540,045
250,000	Lincoln National Corp	7.000%	03/15/18	274,052
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	552,808
500,000	Morgan Stanley	6.625%	04/01/18	548,265
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,040,073
500,000	Bank of America Corp	6.875%	04/25/18	551,629
500,000	Provident Cos Inc	7.000%	07/15/18	553,263
500,000	MetLife Inc	6.817%	08/15/18	563,071
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	549,886
500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	533,515
500,000	BB&T Corp	6.850%	04/30/19	569,916
250,000	WR Berkley Corp	6.150%	08/15/19	277,903
500,000	Protective Life Corp	7.375%	10/15/19	578,397
500,000	Prospect Capital Corp	5.125%	11/15/19	480,752
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	547,456
500,000	Prospect Capital Corp	4.000%	01/15/20	473,361
500,000	Morgan Stanley	5.500%	01/26/20	550,456
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	553,496
450,000	Compass Bank	5.500%	04/01/20	479,397
537,000	Manufacturers & Traders Trust Co (c)	5.585%	12/28/20	536,359
1,000,000	Nationwide Financial Services Inc (d)	5.375%	03/25/21	1,094,752
500,000	Markel Corp	5.350%	06/01/21	549,092
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	552,810
500,000	Genworth Holdings Inc	7.625%	09/24/21	415,225
500,000	Aflac Inc	4.000%	02/15/22	528,347
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,010,208
1,000,000	Standard Chartered PLC (a) (d)	3.950%	01/11/23	961,998
500,000	Wells Fargo & Co	3.450%	02/13/23	501,178
2,500,000	Assurant Inc	4.000%	03/15/23	2,500,500
1,000,000	Markel Corp	3.625%	03/30/23	986,112
1,500,000	Citigroup Inc	3.500%	05/15/23	1,474,825
500,000	Morgan Stanley	4.100%	05/22/23	505,101

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$2,000,000	Liberty Mutual Group Inc (d)	4.250%	06/15/23	$2,032,136
500,000	Ameriprise Financial Inc	4.000%	10/15/23	519,405
500,000	CNA Financial Corp	7.250%	11/15/23	590,963
500,000	Pacific Life Insurance Co (d)	7.900%	12/30/23	617,118
1,000,000	Moody's Corp	4.875%	02/15/24	1,064,078
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,008,534
500,000	Wintrust Financial Corp	5.000%	06/13/24	498,144
250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	259,724
500,000	Symetra Financial Corp	4.250%	07/15/24	503,944
1,000,000	Stifel Financial Corp	4.250%	07/18/24	993,546
1,000,000	Citigroup Inc	4.000%	08/05/24	990,386
1,500,000	Synchrony Financial	4.250%	08/15/24	1,479,693
1,800,000	Brown & Brown Inc	4.200%	09/15/24	1,777,419
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,049,530
2,000,000	TIAA Asset Management Finance Co LLC (d)	4.125%	11/01/24	2,006,794
1,000,000	Associated Banc-Corp	4.250%	01/15/25	1,000,612
2,000,000	Kemper Corp	4.350%	02/15/25	1,986,744
1,050,000	TCF National Bank	4.600%	02/27/25	1,025,257
250,000	Liberty Mutual Insurance Co (d)	8.500%	05/15/25	310,546
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,009,394
500,000	Morgan Stanley	4.350%	09/08/26	501,635
1,000,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	943,021
1,000,000	Citigroup Inc	4.300%	11/20/26	995,064
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	997,243
250,000	Provident Cos Inc	7.250%	03/15/28	290,753
1,000,000	JPMorgan Chase & Co (c)	3.000%	03/21/28	932,385
1,000,000	JPMorgan Chase & Co (c)	3.000%	03/22/28	971,633
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	884,897
500,000	Farmers Exchange Capital (d)	7.050%	07/15/28	598,158
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	496,236
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	480,261
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	488,750
1,000,000	JPMorgan Chase & Co (c)	3.250%	01/31/33	953,634
649,000	Lloyds Bank PLC (a) (c)	3.400%	01/31/33	594,958
250,000	Citigroup Inc (c)	4.000%	06/27/34	240,239
538,000	Bank of America Corp	4.000%	08/15/34	517,367
1,000,000	Prudential Financial Inc	4.050%	11/15/34	977,668
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	1,000,308

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Barclays Bank PLC (a) (c)	4.000%	10/09/37	$487,530
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	990,123
500,000	MetLife Inc	4.125%	08/13/42	474,523
500,000	Swiss Re Treasury US Corp (d)	4.250%	12/06/42	472,286
500,000	Pacific LifeCorp (d)	5.125%	01/30/43	509,428
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	490,337
500,000	Principal Financial Group Inc	4.350%	05/15/43	467,888
				71,747,513
	HEALTH CARE 0.8%
500,000	UnitedHealth Group Inc	6.000%	02/15/18	543,806
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,058,982
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,006,465
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,010,075
1,000,000	Mylan Inc/PA	4.200%	11/29/23	991,612
500,000	Wyeth LLC	6.450%	02/01/24	611,607
				5,222,547
	INDUSTRIALS 3.1%
500,000	Masco Corp	7.125%	03/15/20	577,500
500,000	Pentair Finance SA (a)	5.000%	05/15/21	521,265
500,000	IDEX Corp	4.200%	12/15/21	517,808
500,000	Masco Corp	5.950%	03/15/22	540,000
500,000	GATX Corp	4.750%	06/15/22	524,721
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (d)	4.875%	07/11/22	520,047
1,000,000	ADT Corp/The	3.500%	07/15/22	895,000
818,000	Pentair Finance SA (a)	3.150%	09/15/22	769,520
2,000,000	Dun & Bradstreet Corp/The	4.375%	12/01/22	1,957,716
1,000,000	GATX Corp	3.900%	03/30/23	991,902
500,000	ADT Corp/The	4.125%	06/15/23	467,500
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	514,925
1,000,000	Flowserve Corp	4.000%	11/15/23	988,485
2,126,000	Air Lease Corp	4.850%	02/01/24	2,088,795
500,000	Pitney Bowes Inc	4.625%	03/15/24	489,849
500,000	Toro Co/The	7.800%	06/15/27	631,435
500,000	General Electric Capital Corp	3.500%	05/15/32	481,382
3,000,000	Eaton Corp	4.000%	11/02/32	2,859,165
2,000,000	General Electric Capital Corp	4.000%	02/14/33	2,004,680
1,000,000	Pitney Bowes Inc	5.250%	01/15/37	1,009,901

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
$590,000	Eaton Corp	4.150%	11/02/42	$544,054
500,000	Lockheed Martin Corp	4.070%	12/15/42	462,710
				20,358,360
	INFORMATION TECHNOLOGY 3.9%
500,000	Western Union Co/The	5.930%	10/01/16	515,877
500,000	Broadridge Financial Solutions Inc	6.125%	06/01/17	527,933
500,000	Dell Inc	5.875%	06/15/19	514,630
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	518,227
81,000	Hewlett-Packard Co	3.750%	12/01/20	80,371
500,000	Dell Inc	4.625%	04/01/21	485,000
750,000	Hewlett-Packard Co	4.300%	06/01/21	742,709
500,000	Motorola Solutions Inc	3.750%	05/15/22	458,086
2,000,000	Symantec Corp	3.950%	06/15/22	1,976,704
1,000,000	Computer Sciences Corp	4.450%	09/15/22	1,025,765
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	952,541
2,025,000	Fiserv Inc	3.500%	10/01/22	2,020,831
1,000,000	Autodesk Inc	3.600%	12/15/22	971,381
2,500,000	Arrow Electronics Inc	4.500%	03/01/23	2,525,712
1,500,000	Motorola Solutions Inc	3.500%	03/01/23	1,315,866
2,000,000	Fidelity National Information Services Inc	3.500%	04/15/23	1,909,620
2,352,000	Total System Services Inc	3.750%	06/01/23	2,281,932
1,000,000	Altera Corp	4.100%	11/15/23	1,041,325
500,000	Motorola Solutions Inc	4.000%	09/01/24	433,908
500,000	Arrow Electronics Inc	4.000%	04/01/25	480,318
4,000,000	Intel Corp	4.000%	12/15/32	3,981,104
1,500,000	Western Union Co/The	6.200%	11/17/36	1,458,380
				26,218,220
	MATERIALS 2.7%
500,000	International Paper Co	5.250%	04/01/16	504,624
500,000	Valspar Corp/The	6.050%	05/01/17	525,944
500,000	Carpenter Technology Corp	5.200%	07/15/21	502,808
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	300,000
175,000	Mosaic Co/The	3.750%	11/15/21	175,469
1,000,000	Freeport-McMoRan Inc	3.550%	03/01/22	580,000
1,500,000	Newmont Mining Corp	3.500%	03/15/22	1,336,961
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	438,632
1,000,000	Domtar Corp	4.400%	04/01/22	1,016,828

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$2,000,000	RPM International Inc	3.450%	11/15/22	$1,917,598
500,000	Carpenter Technology Corp	4.450%	03/01/23	480,379
500,000	Freeport-McMoRan Inc	3.875%	03/15/23	285,000
2,059,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,916,639
1,750,000	Barrick Gold Corp (a)	4.100%	05/01/23	1,501,255
2,000,000	Nucor Corp	4.000%	08/01/23	1,939,178
1,000,000	Mosaic Co/The	4.250%	11/15/23	990,425
865,000	Union Carbide Corp	7.500%	06/01/25	1,028,760
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,128,149
1,000,000	Alcoa Inc	5.950%	02/01/37	805,000
1,000,000	Newmont Mining Corp	4.875%	03/15/42	714,559
				18,088,208
	TELECOMMUNICATION SERVICES 0.4%
250,000	Verizon Communications Inc	6.350%	04/01/19	281,259
500,000	CenturyLink Inc	6.150%	09/15/19	510,000
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	390,000
468,000	Qwest Corp	6.875%	09/15/33	449,091
1,000,000	Verizon Communications Inc	4.400%	11/01/34	922,629
				2,552,979
	UTILITIES 0.8%
500,000	Commonwealth Edison Co	6.150%	09/15/17	536,797
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	268,827
250,000	South Jersey Gas Co	7.125%	10/22/18	277,265
250,000	United Utilities PLC (a)	5.375%	02/01/19	268,245
1,170,000	ONEOK Inc	4.250%	02/01/22	842,400
785,000	SCANA Corp	4.125%	02/01/22	769,055
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,013,195
900,000	National Fuel Gas Co	3.750%	03/01/23	833,556
500,000	Entergy Gulf States Inc	6.180%	03/01/35	499,876
				5,309,216
	TOTAL CORPORATE BONDS			184,749,548
	ASSET BACKED SECURITIES 2.1%
341,420	Continental Airlines 2009-1 Pass Through Trust	9.000%	01/08/18	352,175
335,640	American Airlines 2011-1 Class B Pass Through Trust (d)	7.000%	07/31/19	352,422
106,772	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	111,576

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$479,453	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	$498,631
299,402	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	317,366
527,466	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	592,081
679,846	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	720,637
185,740	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	205,113
349,470	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	391,407
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	997,500
723,675	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	810,516
959,077	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	937,497
1,500,000	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	1,511,250
377,199	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	433,779
1,603,752	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,563,658
551,637	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	565,428
951,987	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	985,306
904,619	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	911,404
941,824	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	942,390
500,000	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	498,750
				13,698,886
	PREFERRED SECURITIES 0.7%
23,000	Stifel Financial Corp	5.375%	12/31/22	578,910
10,000	Raymond James Financial Inc	6.900%	03/15/42	266,600
20,000	Protective Life Corp	6.000%	09/01/42	518,000
20,000	Selective Insurance Group Inc	5.875%	02/09/43	519,800
40,000	WR Berkley Corp	5.625%	04/30/53	1,016,800
20,000	Verizon Communications Inc	5.900%	02/15/54	552,400
20,000	American Financial Group Inc/OH	6.250%	09/30/54	521,000
20,000	Qwest Corp	6.875%	10/01/54	515,000
10,000	NextEra Energy Capital Holdings Inc	5.700%	03/01/72	256,000
				4,744,510
	TOTAL FIXED INCOME SECURITIES (cost $223,658,760)			$220,173,282

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS 64.6%
	CONSUMER DISCRETIONARY 2.9%
73,000	Home Depot Inc/The	$9,654,250
130,000	Target Corp	9,439,300
		19,093,550
	CONSUMER STAPLES 3.5%
90,000	General Mills Inc	5,189,400
64,000	Hershey Co/The	5,713,280
109,000	Hormel Foods Corp	8,619,720
31,000	Kimberly-Clark Corp	3,946,300
		23,468,700
	ENERGY 6.2%
76,000	Chevron Corp	6,836,960
172,000	ConocoPhillips	8,030,680
197,000	Exxon Mobil Corp	15,356,150
165,000	Schlumberger Ltd (a)	11,508,750
		41,732,540
	FINANCIALS 9.6%
55,000	American Express Co	3,825,250
404,000	Associated Banc-Corp	7,575,000
139,000	JPMorgan Chase & Co	9,178,170
267,000	Principal Financial Group Inc	12,009,660
35,000	Travelers Cos Inc/The	3,950,100
448,500	US Bancorp/MN	19,137,495
156,000	Wells Fargo & Co	8,480,160
		64,155,835
	HEALTH CARE 13.5%
148,500	Abbott Laboratories	6,669,135
84,000	AbbVie Inc	4,976,160
131,000	Baxalta Inc	5,112,930
131,000	Baxter International Inc	4,997,650
74,500	Bristol-Myers Squibb Co	5,124,855
44,000	Eli Lilly & Co	3,707,440
160,000	Johnson & Johnson	16,435,200
252,500	Medtronic PLC (f)	19,422,300
400,000	Pfizer Inc	12,912,000
305,000	Roche Holding AG ADR (e)	10,513,350
		89,871,020

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS 15.6%
91,000	3M Co	$13,708,240
127,000	CH Robinson Worldwide Inc	7,876,540
146,500	Deluxe Corp	7,990,110
256,000	Emerson Electric Co	12,244,480
412,000	General Electric Co	12,833,800
91,000	Graco Inc	6,558,370
129,000	Honeywell International Inc	13,360,530
138,000	Pentair PLC (a)	6,835,140
40,000	Toro Co/The	2,922,800
204,100	United Parcel Service Inc, Class B	19,640,543
		103,970,553
	INFORMATION TECHNOLOGY 5.5%
420,000	Corning Inc	7,677,600
60,000	International Business Machines Corp	8,257,200
88,500	MTS Systems Corp	5,611,785
89,000	QUALCOMM Inc	4,448,665
581,000	Western Union Co/The	10,405,710
		36,400,960
	MATERIALS 6.0%
143,000	Bemis Co Inc	6,390,670
124,000	Ecolab Inc	14,183,120
156,000	HB Fuller Co	5,689,320
169,000	Valspar Corp/The	14,018,550
		40,281,660
	UTILITIES 1.8%
88,000	ALLETE Inc	4,473,040
81,000	MDU Resources Group Inc	1,483,920
173,000	Xcel Energy Inc	6,212,430
		12,169,390
	TOTAL COMMON STOCKS (cost $312,386,102)	$431,144,208

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description		Fair Value
	PREFERRED STOCKS 0.0% (g)
	UTILITIES 0.0% (g)
10,000	SCE Trust I		$253,100
	TOTAL PREFERRED STOCKS (cost $250,000)		$253,100
	SHORT-TERM INVESTMENTS 1.8%
12,019,982	First American Prime Obligations Fund, Class Z, 0.21% (b)	(cost $12,019,982)	$12,019,982
	TOTAL INVESTMENTS 99.4% (cost $548,314,844)		$663,590,572
	OTHER ASSETS AND LIABILITIES (NET) 0.6%		4,089,689
	TOTAL NET ASSETS 100.0%		$667,680,261

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2015, these securities represented $28,719,809 or 4.3% of total net assets.

(b)  The rate quoted is the annualized seven-day effective yield as of December 31, 2015.

(c)  Step bonds – securities for which the interest rate will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2015.

(d)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of December 31, 2015, these securities represented $14,821,991 or 2.2% of total net assets.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

(g)  Percentage is less than 0.05%.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2015

The Mairs & Power Small Cap Fund rallied in the fourth quarter of the year, gaining 4.75%, ahead of both the S&P 600 and the peer group as measured by the Lipper Small-Cap Core Funds Index which were up 3.72% and 2.80%, respectively. For the year the Fund finished down 4.68%, versus the index and peer group which were down 1.97% and 4.23%, respectively.

Overall, allocation played a small role in relative performance for the year. The Fund was underweight in the Energy sector compared to the benchmark S&P 600. With the small cap Energy sector down over 40% in 2015, our underweight posture added to relative performance. Somewhat offsetting this, the Fund carried an overweight position in the Materials sector, which was the second worst performing sector, hurting performance on a relative basis.

Importantly, stock selection was again the primary driver of relative performance for the year. Unfortunately, strong performance from certain stocks in the fourth quarter of the year wasn't quite enough to offset selection related performance earlier in the year.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
CRAY INC.	63.81%	CASEY'S GENERAL STORES, INC.	33.36%
ACTUANT CORP	30.29%	GENTHERM, INC.	29.44%
CASEY'S GENERAL STORES, INC.	17.03%	UNITED FIRE GROUP	28.86%
AGREE REALTY CORPORATION	13.87%	VASCULAR SOLUTIONS, INC.	26.62%
BEMIS CO., INC.	12.94%	PRIVATEBANCORP, INC.	22.81%

Weak Performers

Fourth Quarter (9/30/15 – 12/31/15)		Year To Date (12/31/14 – 12/31/15)
BUFFALO WILD WINGS, INC.	-17.46%	CARDIOVASCULAR SYSTEMS INC.	-49.73%
STRATASYS, INC	-11.36%	VASCO DATA SECURITY INT'L, INC.	-40.69%
HUB GROUP, INC.	-9.50%	GENERAC HOLDINGS	-36.33%
WINTRUST FINANCIAL		DONALDSON INC.	-25.81%
CORPORATION	-9.19%	MDU RESOURCES GROUP, INC.	-22.04%
HAWKINS, INC.	-7.09%

Past performance is no guarantee of future results.

Cray (CRAY) was a significant outperformer for the Fund in the fourth quarter. For over a year, management has been indicating that IBM's re-positioning within the high performance computing space would create opportunities for Cray to take share. Given significant upside surprises to total revenue the last couple quarters, it appears this scenario is starting to play out. In addition, after a few fits and starts, it appears Cray is gaining traction in the rapidly evolving big data space with a couple of new high performance computer offerings. A strong competitive position, coupled with solid growth prospects and a very reasonable valuation support our large holding in Cray.

We didn't hold Stratasys (SSYS) for the entire year so it doesn't appear in the one-year table of top and bottom contributors. But when examining full year performance, it was clearly the one stock in the portfolio with the greatest negative impact on performance. Stratasys is in the additive manufacturing or 3D printing space. With their systems, companies have the ability to rapidly build prototypes to aid in designing new products or create fixtures to quickly adjust manufacturing lines for new products. While we believe in the long-term

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

opportunity in the additive manufacturing space, the industry is going through an unforeseen period of slower growth caused by a lot of free press and headlines in 2013 and 2014. The excitement over 3D printing spurred a lot of buying of systems (and the stocks of these companies) ahead of end-user capacity needs. After a period of digestion, we believe growth will accelerate as the industry starts to make headway into end-use parts and finished products.

United Fire (UFCS), a property, casualty and life insurance company based in Cedar Falls, Iowa, was a top contributor to performance for the year. Solid execution in building the book value of the company, accompanied by an improving valuation as the stock went from trading at a discount to book value to a slight premium, has driven performance. We like the company's long-term focus on driving value for shareholders, customers and employees.

Gentherm (THRM) also was a top contributor to performance for the year. Gentherm supplies major automobile manufacturers with personal comfort modules for heating and cooling seats, steering wheels and cup holders. Through volume growth led by new platform wins, Gentherm was able to grow top line revenues at double digits while increasing the bottom line in the mid-teens as margin improvement took hold in 2015. This led to a nice increase in the stock price for the year. We believe the outlook remains positive for these products and for Gentherm's business going into 2016.

Two stocks were added to the portfolio in the fourth quarter; Oasis Petroleum (OAS) and Workiva (WK). Oasis is a stock we exited earlier in the energy market downturn and have now just started to revisit as oil prices have dropped even further, providing an opportunity to pick up the stock at depressed levels. Workiva is a software as a service or "cloud-based" software company, based in Ames, Iowa. They are in the business of providing software to public companies to create and audit information contained in regulatory filings.

On a fundamental basis, the outlook for small cap stocks appears fairly positive as the more domestic focus of small companies relative to large has helped insulate their financial performance from a slowing global economy and a strengthening dollar. However, it has not insulated them from what appears to be a flight to safety by investors. This has resulted in a valuation compression across the S&P 600 causing the index to trade nearly in line with the S&P 500 on an earnings basis. As small cap stocks have historically grown faster than larger companies, it has been rare that small cap stocks have not carried a premium valuation to large. With less international headwind and reduced relative valuations, we feel small caps are positioned to perform well.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Diversification does not guarantee profit or protect against loss.

Lipper Small Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper. It is not possible to invest directly in an index.

The S&P SmallCap 600 Total Return Index (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States. It is not possible to invest directly in an index.

The S&P 500 Total Return (TR) Index (S&P 500) is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Book value is the net asset value of a company, calculated by total assets minus intangible assets.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2015

Investment performance since commencement of operations (through December 31, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2015

	1 Year	3 Year	Since Inception(2)
Mairs & Power Small Cap Fund	-4.68%	12.18%	17.99%
S&P SmallCap 600 Total Return Index(1)	-1.97%	13.57%	15.39%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P SmallCap 600 Total Return Index is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2015

Portfolio Managers

Andrew R. Adams, lead manager since 2011
University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$19.48
Expense Ratio	1.06%
Portfolio Turnover Rate	23.27%
Sales Charge	None[1]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets)2

United Fire Group Inc	3.7%
Agree Realty Corp	3.6
Oshkosh Corp	3.5
Physicians Realty Trust	3.5
Bio-Techne Corp	3.5
Cray Inc	3.3
PrivateBancorp Inc	3.3
Badger Meter Inc	3.2
Wintrust Financial Corp	3.2
Bemis Co Inc	3.1

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.0%
Industrials	28.5%
Financials	23.7
Information Technology	17.7
Materials	7.6
Health Care	7.3
Consumer Discretionary	4.7
Utilities	4.5
Consumer Staples	2.8
Energy	1.2
Short-term Investments 2.0%[3]	2.0
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS 98.0%
	CONSUMER DISCRETIONARY 4.7%
26,500	Buffalo Wild Wings Inc (b)	$4,230,725
104,385	Gentherm Inc (b)	4,947,849
		9,178,574
	CONSUMER STAPLES 2.8%
45,500	Casey's General Stores Inc	5,480,475
	ENERGY 1.2%
238,500	Northern Oil and Gas Inc (b)	920,610
177,700	Oasis Petroleum Inc (b)	1,309,649
		2,230,259
	FINANCIALS 23.7%
205,006	Agree Realty Corp	6,968,154
260,500	Associated Banc-Corp	4,884,375
278,613	Bank Mutual Corp	2,173,181
251,216	Cardinal Financial Corp	5,715,164
397,800	Physicians Realty Trust	6,706,908
153,950	PrivateBancorp Inc	6,315,029
185,812	United Fire Group Inc	7,118,458
126,600	Wintrust Financial Corp	6,142,632
		46,023,901
	HEALTH CARE 7.3%
74,400	Bio-Techne Corp	6,696,000
236,753	Cardiovascular Systems Inc (b)	3,579,705
35,300	Patterson Cos Inc	1,595,913
68,773	Vascular Solutions Inc (b)	2,365,104
		14,236,722
	INDUSTRIALS 28.5%
213,200	Actuant Corp	5,108,272
132,100	Apogee Enterprises Inc	5,747,671
67,000	Deluxe Corp	3,654,180
163,200	Donaldson Co Inc	4,677,312
61,239	G&K Services Inc, Class A	3,851,933
133,100	Generac Holdings Inc (b)	3,962,387
75,600	Graco Inc	5,448,492
129,300	Hub Group Inc, Class A (b)	4,260,435
173,100	Oshkosh Corp	6,757,824
55,400	Proto Labs Inc (b)	3,528,426
226,172	Raven Industries Inc	3,528,283

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
11,400	Snap-on Inc	$1,954,302
37,700	Toro Co/The	2,754,739
		55,234,256
	INFORMATION TECHNOLOGY 17.7%
105,696	Badger Meter Inc	6,192,729
199,678	Cray Inc (b)	6,479,551
176,675	MOCON Inc	2,568,855
47,200	MTS Systems Corp	2,992,952
63,634	NVE Corp	3,574,958
55,500	SPS Commerce Inc (b)	3,896,655
125,200	Stratasys Ltd (a) (b)	2,939,696
251,563	VASCO Data Security International Inc (b)	4,208,649
81,590	Workiva Inc (b)	1,433,536
		34,287,581
	MATERIALS 7.6%
136,000	Bemis Co Inc	6,077,840
157,980	Hawkins Inc	5,650,945
35,000	Valspar Corp/The	2,903,250
		14,632,035
	UTILITIES 4.5%
57,900	ALLETE Inc	2,943,057
315,600	MDU Resources Group Inc	5,781,792
		8,724,849
	TOTAL COMMON STOCKS (cost $171,880 231)	$190,028,652
	SHORT-TERM INVESTMENTS 2.0%
3,797,416	First American Prime Obligations Fund, Class Z, 0.21% (c) (cost $3,797,416)	$3,797,416
	TOTAL INVESTMENTS 100.0% (cost $175,456,602)	$193,826,068
	OTHER ASSETS AND LIABILITIES (NET) 0.0% (d)	10,980
	TOTAL NET ASSETS 100.0%	$193,837,048

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2015, these securities represented $2,939,696 or 1.5% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2015.

(d)  Percentage is less than 0.05%.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2015

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$3,740,769,510	$663,590,572	$193,826,068
Affiliated securities (Note 5) *	81,923,151	-	-
	3,822,692,661	663,590,572	193,826,068
Cash	-	166,130	-
Receivable for Fund shares sold	3,379,437	2,293,579	690,402
Receivable for securities sold	9,933,918	-	488,667
Dividends and interest receivable	5,770,028	3,131,162	166,294
Prepaid expenses and other assets	151,264	41,253	20,255
	3,841,927,308	669,222,696	195,191,686
LIABILITIES
Payable for Fund shares redeemed	2,303,241	593,649	238,317
Payable for securities purchased	-	310,347	921,981
Accrued investment management fees (Note 2)	1,842,463	332,773	146,739
Accrued Fund administration fees (Note 2)	111,816	19,516	4,267
Accrued audit and tax expense	10,968	29,415	12,869
Accrued transfer agent fees	205,258	35,997	14,969
Other accrued expenses	189,299	220,738	15,496
	4,663,045	1,542,435	1,354,638
NET ASSETS	$3,837,264,263	$667,680,261	$193,837,048
NET ASSETS CONSIST OF
Portfolio capital	$2,212,593,583	$552,353,055	$174,261,383
Undistributed net investment income	311,161	51,894	51,101
Undistributed net realized gain (loss) on investments	2,223,923	(416)	1,155,098
Net unrealized appreciation (depreciation) on investments	1,622,135,596	115,275,728	18,369,466
TOTAL NET ASSETS	$3,837,264,263	$667,680,261	$193,837,048
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	36,739,868	8,226,349	9,950,199
Net asset value per share	$104.44	$81.16	$19.48
* Cost of investments
Cost of unaffiliated securities	$2,168,105,391	$548,314,844	$175,456,602
Cost of affiliated securities (Note 5)	32,451,674	-	-
	$2,200,557,065	$548,314,844	$175,456,602

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS  Year Ended December 31, 2015

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$81,960,521	$11,987,001	$2,864,848
Dividends from affiliated securities (Note 5)	4,002,934	-	-
Interest income	31,682	10,956,569	1,795
TOTAL INCOME	85,995,137	22,943,570	2,866,643
Expenses:
Investment management fees (Note 2)	23,099,434	4,286,748	1,732,099
Fund administration fees (Note 2)	740,132	130,862	29,851
Fund accounting fees	442,058	150,570	53,171
Trustees' fees (Note 2)	213,725	36,050	7,725
Transfer agent fees	1,521,425	296,991	114,525
Custodian fees	243,299	45,187	12,968
Legal and audit fees	148,375	72,995	33,913
Printing and mailing fees	310,781	93,642	26,049
Other fees	210,173	74,978	38,201
TOTAL EXPENSES	26,929,402	5,188,023	2,048,502
NET INVESTMENT INCOME	59,065,735	17,755,547	818,141
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain on investments sold
Unaffiliated issuers	244,989,551	12,964,451	3,703,249
Affiliated issuers (Note 5)	7,017,234	-	-
	252,006,785	12,964,451	3,703,249
Change in net unrealized appreciation (depreciation) on investments	(439,524,058)	(48,688,684)	(14,284,540)
NET GAIN (LOSS) ON INVESTMENTS	(187,517,273)	(35,724,233)	(10,581,291)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(128,451,538)	$(17,968,686)	$(9,763,150)
* Net of foreign taxes withheld of:	$265,023	$43,518	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
OPERATIONS
Net investment income	$59,065,735	$56,029,296
Net realized gain on investments sold	252,006,785	85,784,027
Net change in unrealized appreciation (depreciation) of investments	(439,524,058)	186,205,036
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(128,451,538)	328,018,359
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(58,959,603)	(55,824,267)
Net realized gain on investments sold	(228,500,497)	(86,125,609)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(287,460,100)	(141,949,876)
CAPITAL TRANSACTIONS
Proceeds from shares sold	331,027,955	544,753,954
Reinvestment of distributions from net investment income and net realized gains	270,332,473	133,193,951
Cost of shares redeemed	(645,659,818)	(531,070,805)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(44,299,390)	146,877,100
TOTAL INCREASE (DECREASE) IN NET ASSETS	(460,211,028)	332,945,583
NET ASSETS
Beginning of year	4,297,475,291	3,964,529,708
End of year (including undistributed net investment income of $311,161 and $205,029, respectively)	$3,837,264,263	$4,297,475,291
FUND SHARE TRANSACTIONS
Shares sold	2,892,783	4,860,694
Shares issued for reinvested distributions	2,541,574	1,139,114
Shares redeemed	(5,676,993)	(4,704,753)
NET INCREASE (DECREASE) IN FUND SHARES	(242,636)	1,295,055

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
OPERATIONS
Net investment income	$17,755,547	$15,303,692
Net realized gain on investments sold	12,964,451	725,618
Net change in unrealized appreciation (depreciation) of investments	(48,688,684)	33,547,192
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(17,968,686)	49,576,502
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(17,726,802)	(15,372,720)
Net realized gain on investments sold	(10,512,671)	(725,533)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(28,239,473)	(16,098,253)
CAPITAL TRANSACTIONS
Proceeds from shares sold	129,627,679	209,088,383
Reinvestment of distributions from net investment income and net realized gains	27,208,349	15,406,907
Cost of shares redeemed	(165,811,060)	(99,425,514)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(8,975,032)	125,069,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,183,191)	158,548,025
NET ASSETS
Beginning of year	722,863,452	564,315,427
End of year (including undistributed net investment income of $51,894 and $23,149, respectively)	$667,680,261	$722,863,452
FUND SHARE TRANSACTIONS
Shares sold	1,515,184	2,474,800
Shares issued for reinvested distributions	329,306	180,250
Shares redeemed	(1,947,368)	(1,181,522)
NET INCREASE (DECREASE) IN FUND SHARES	(102,878)	1,473,528

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
OPERATIONS
Net investment income	$818,141	$575,864
Net realized gain on investments sold	3,703,249	2,028,819
Net change in unrealized appreciation (depreciation) of investments	(14,284,540)	6,724,120
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(9,763,150)	9,328,803
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(775,082)	(569,257)
Net realized gain on investments sold	(1,448,411)	(2,834,620)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2,223,493)	(3,403,877)
CAPITAL TRANSACTIONS
Proceeds from shares sold	73,280,213	60,699,525
Reinvestment of distributions from net investment income and net realized gains	2,142,806	3,281,967
Cost of shares redeemed*	(31,829,601)	(19,162,440)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	43,593,418	44,819,052
TOTAL INCREASE IN NET ASSETS	31,606,775	50,743,978
NET ASSETS
Beginning of year	162,230,273	111,486,295
End of year (including undistributed net investment income of $51,101 and $433, respectively)	$193,837,048	$162,230,273
FUND SHARE TRANSACTIONS
Shares sold	3,559,455	3,008,547
Shares issued for reinvested distributions	108,496	157,787
Shares redeemed	(1,567,067)	(953,045)
NET INCREASE IN FUND SHARES	2,100,884	2,213,289
* Net of redemption fees of :	$35,663	$24,735

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2015

Note 1 – Organization and Significant Accounting Policies

The Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund), and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of December 31, 2015, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2015

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of December 31, 2015:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$3,822,692,661	$448,161,800	$193,826,068
Level 2**	-	215,428,772	-
Level 3	-	-	-
Total	$3,822,692,661	$663,590,572	$193,826,068

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers amongst levels and did not hold any Level 3 investments during the year.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2015, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

At December 31, 2015, none of the Funds had capital loss carryforwards nor did they have any post-October losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2015

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Recent Accounting Pronouncement

In August 2014, the FASB issued ASU No. 2014, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern (ASU 2014-15). ASU 2014-15 requires management to evaluate whether there are conditions and events that raise substantial doubt about the entity's ability to continue as a going concern for annual reporting periods. The ASU will result in additional disclosures and will require certain disclosures if it concludes that substantial doubt exists and will require disclosure of plans to alleviate that doubt. It is effective for annual periods ending after December 15, 2016, and for annual periods thereafter, with early adoption permitted. This ASU is not expected to have any impact on the Funds' statements of assets and liabilities or statements of operations.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

The Adviser provides fund administration services to the Funds under a written fund administration servicing agreement approved by the Board. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00281% of average daily net assets. Fund administration fees incurred for the year ended December 31, 2015 and fund administration fees payable to the Adviser as of December 31, 2015 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$115,769	$20,077	$5,408
Fund administration fees payable	9,357	1,613	468

Pursuant to a sub-administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged a sub-administration fee paid to USBFS. Sub-administration fees from USBFS incurred for the year ended December 31, 2015 and sub-administration fees payable to USBFS as of December 31, 2015 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$624,363	$110,785	$24,443
Sub-administration fees payable	102,459	17,903	3,799

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2015

Note 2 – Related-Party Transactions (continued)

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. In addition, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earning and profits distributed to shareholders on redemption of shares. These reclassifications have no effect on net assets or net asset value per share. On the statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2015:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Paid in Capital
Growth Fund	$-	$(21,096,371)	$21,096,371
Balanced Fund	-	(2,452,562)	2,452,562
Small Cap Fund	7,609	-	(7,609)

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, were as follows:

Year ended December 31, 2015
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$58,959,603	$17,726,802	$775,082
Long-term capital gains	228,500,497	10,512,671	1,448,411
Total distributions paid	$287,460,100	$28,239,473	$2,223,493
Year ended December 31, 2014
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$55,824,267	$15,401,379	$569,257
Long-term capital gains	86,125,609	696,874	2,834,620
Total distributions paid	$141,949,876	$16,098,253	$3,403,877

Ordinary income distributions include net short-term capital gains. The Funds designate the long-term capital gains presented above as capital gains dividends under the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2015

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,201,372,074	$548,315,260	$175,662,747
Gross unrealized appreciation	$1,726,586,535	$138,348,665	$34,471,597
Gross unrealized depreciation	(105,265,948)	(23,073,353)	(16,308,276)
Net unrealized appreciation	$1,621,320,587	$115,275,312	$18,163,321
Undistributed ordinary income	$311,161	$51,894	$51,101
Undistributed long-term capital gains	3,038,932	-	1,361,243
Total distributable earnings	$3,350,093	$51,894	$1,412,344
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,624,670,680	$115,327,206	$19,575,665

The difference between book basis and tax basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2015 were as follows:

	Purchases	Sales
Growth Fund	$388,071,003	$644,906,308
Balanced Fund	84,310,614	75,758,634
Small Cap Fund	85,498,836	43,374,190

Purchases and sales of government securities during the year ended December 31, 2015 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	12,986,011	35,168,809
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2015. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the year in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/14	Purchases	Sales	Balance 12/31/15	Dividend Income	Fair Value at 12/31/15
Badger Meter Inc (1)	784,299	-	72,072	712,227	$597,339	$41,729,380
MTS Systems Corp	1,071,025	-	88,176	982,849	1,232,324	62,322,455
NVE Corp	486,185	-	137,294	348,891	2,173,271	19,600,696
					$4,002,934	$123,652,531

(1)  Issuer was not an affiliate as of December 31, 2015 due to sales during the year. Dividend income is for the period in 2015 that the company was deemed an affiliate.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share
Net asset value, beginning of year	$116.20	$111.09	$83.95	$70.78	$72.16
Income (loss) from investment operations:
Net investment income	1.68	1.54	1.23	1.33	1.01
Net realized and unrealized gain (loss)	(5.17)	7.48	28.58	14.08	(0.45)
Total from investment operations	(3.49)	9.02	29.81	15.41	0.56
Distributions to shareholders from:
Net investment income	(1.67)	(1.53)	(1.23)	(1.34)	(1.00)
Net realized gains on investments sold	(6.60)	(2.38)	(1.44)	(0.90)	(0.94)
Total distributions	(8.27)	(3.91)	(2.67)	(2.24)	(1.94)
Net asset value, end of year	$104.44	$116.20	$111.09	$83.95	$70.78
Total investment return	(3.07%)	8.12%	35.64%	21.91%	0.74%
Net assets, end of year, in thousands	$3,837,264	$4,297,475	$3,964,530	$2,498,207	$1,975,127
Ratios/supplemental data:
Ratio of expenses to average net assets	0.65%	0.65%	0.67%	0.70%	0.72%
Ratio of net investment income to average net assets	1.43	1.36	1.27	1.69	1.40
Portfolio turnover rate	9.64	6.42	3.79	1.58	2.78

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share
Net asset value, beginning of year	$86.79	$82.31	$70.83	$62.15	$62.01
Income (loss) from investment operations:
Net investment income	2.14	1.98	1.79	1.89	1.85
Net realized and unrealized gain (loss)	(4.34)	4.59	11.58	8.79	0.13
Total from investment operations	(2.20)	6.57	13.37	10.68	1.98
Distributions to shareholders from:
Net investment income	(2.13)	(2.00)	(1.78)	(1.91)	(1.83)
Net realized gains on investments sold	(1.30)	(0.09)	(0.11)	(0.09)	(0.01)
Total distributions	(3.43)	(2.09)	(1.89)	(2.00)	(1.84)
Net asset value, end of year	$81.16	$86.79	$82.31	$70.83	$62.15
Total investment return	(2.54%)	8.04%	19.02%	17.34%	3.23%
Net assets, end of year, in thousands	$667,680	$722,863	$564,315	$286,910	$186,660
Ratios/supplemental data:
Ratio of expenses to average net assets	0.73%	0.72%	0.72%	0.74%	0.79%
Ratio of net investment income to average net assets	2.49	2.39	2.43	2.94	2.99
Portfolio turnover rate	14.05	4.53	3.02	5.46	9.12

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

								August 11, 2011 *
	Year Ended December 31,							Through
	2015		2014		2013		2012	December 31, 2011 (1)
Per Share
Net asset value, beginning of period	$20.67		$19.78		$14.49		$11.21	$10.00
Income (loss) from investment operations:
Net investment income	0.08		0.08		0.06		0.01	0.01
Net realized and unrealized gain (loss)	(1.04)		1.25		5.56		3.42	1.20
Total from investment operations	(0.96)		1.33		5.62		3.43	1.21
Distributions to shareholders from:
Net investment income	(0.08)		(0.07)		(0.06)		(0.02)	-
Net realized gains on investments sold	(0.15)		(0.37)		(0.27)		(0.13)	-
Redemption fees (2)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	-	-
Total distributions	(0.23)		(0.44)		(0.33)		(0.15)	-
Net asset value, end of period	$19.48		$20.67		$19.78		$14.49	$11.21
Total investment return	(4.68%)		6.73%		38.75%		30.60%	12.10%
Net assets, end of period, in thousands	$193,837		$162,230		$111,486		$41,644	$5,194
Ratios/supplemental data:
Ratio of expenses to average net assets
Before expense reimbursement (4)	1.06%		1.07%		1.17%		1.73%	7.98%
After expense reimbursement (4)	1.06		1.07		1.17		1.25	1.25
Ratio of net investment income to average net assets
Before expense reimbursement (4)	0.43%		0.43%		0.37%		(0.14)%	(6.41)%
After expense reimbursement (4)	0.43		0.43		0.37		0.34	0.32
Portfolio turnover rate	23.27		15.85		34.91		6.93	4.52

*  Commencement of operations.

(1)  For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

(4)  The Adviser has agreed to waive the Small Cap Fund's investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, such as money market funds), other investment-related costs and other extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Small Cap Fund's business) from exceeding 1.25% of daily net assets through April 30, 2015. The arrangement terminated on April 30, 2015.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mairs & Power Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mairs & Power Funds Trust (the Trust) (comprising, respectively, Mairs & Power Growth Fund, Mairs & Power Balanced Fund, and Mairs & Power Small Cap Fund), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Mairs & Power Funds Trust at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 18, 2016

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2015 through December 31, 2015 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2015	Ending Account Value 12/31/2015	Expenses Paid During Period *
Actual return	$1,000.00	$974.60	$3.28
Hypothetical assumed 5% return	$1,000.00	$1,021.88	$3.36

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.66%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2015	Ending Account Value 12/31/2015	Expenses Paid During Period *
Actual return	$1,000.00	$982.40	$3.65
Hypothetical assumed 5% return	$1,000.00	$1,021.53	$3.72

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.73%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2015	Ending Account Value 12/31/2015	Expenses Paid During Period *
Actual return	$1,000.00	$940.90	$5.23
Hypothetical assumed 5% return	$1,000.00	$1,019.81	$5.45

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.07%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

TRUSTEES AND OFFICERS (unaudited)  December 31, 2015

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[2]
INTERESTED PRINCIPAL OFFICER WHO IS A TRUSTEE
Jon A. Theobald (1945)	Secretary since 2003; Chief Compliance Officer from 2004 to 2012; Trustee since December 2012	• Chairman of the Board of the Investment Adviser (January 2015 to present). • Chief Executive Officer of the Investment Adviser (2012 to present). • President of the Investment Adviser (2007 to 2014). • Chief Operating Officer of the Investment Adviser (2007 to 2012). • Chief Compliance Officer of the Investment Adviser (2004 to 2012).	3	None
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Mark L. Henneman (1961)	President since December 31, 2014; Vice President from 2009 to 2014	• President of the Investment Adviser (January 2015 to present).
• Chief Investment Officer of the Investment Adviser (January 2015 to present).
• Executive Vice President of the Investment Adviser (2012 to 2014).
		• Vice President of the Investment Adviser (2004 to 2012).	N/A	N/A
Ronald L. Kaliebe (1952)	Vice President since 2009	• Senior Vice President of the Investment Adviser (January 2015 to present).
• Director of Fixed Income of the Investment Adviser (January 2015 to present).
		• Vice President of the Investment Adviser (2001 to 2014).	N/A	N/A
Andrew R. Adams (1972)	Vice President since 2011	• Vice President of the Investment Adviser (2006 to present).	N/A	N/A
Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer since 2012	• Director of Operations and Treasurer of the Investment Adviser (2008 to present). • Chief Compliance Officer of the Investment Adviser (2012 to present).	N/A	N/A

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2015

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[2]
DISINTERESTED TRUSTEES
Norbert J. Conzemius (1941)	Trustee since 2000; Board Chair from February 2006 to December 2014; Nominating Committee Chair since 2006	• Retired Chief Executive Officer, Road Rescue Incorporated.	3	Director, Mairs & Power Growth Fund, Inc. (2000 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2000 to 2011)
Mary Schmid Daugherty (1958)	Trustee since December 2010; Audit Committee Chair since December 2012	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	Director, Mairs & Power Growth Fund, Inc. (2010 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2010 to 2011)
Bert J. McKasy (1942)	Trustee since September 2006; Board Chair since December 2014	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	3	Director, Mairs & Power Growth Fund, Inc. (2006 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2006 to 2011)
James D. Alt (1951)	Trustee since April 2015	• Adjunct Professor, University of Minnesota Law School (2007 to present); Retired Partner, Dorsey & Whitney LLP[3] (1984 to 2012).	3	None
Patrick A. Thiele (1950)	Trustee since April 2015	• Retired Chief Executive Officer, PartnerRe Ltd. (2000 to 2010).	3	OneBeacon Insurance Group, Ltd. (2014 to present)

1  Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Mr. Conzemius, Dr. Schmid Daugherty and Mr. McKasy served as directors of Mairs & Power Growth Fund, Inc. and Mairs & Power Balanced Fund, Inc. (together, the "Predecessor Funds") prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011. Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds. Each trustee serves until his or her resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Dorsey & Whitney LLP previously served as legal counsel to the Trust through December 2012.

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MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on May 17, 2012.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dr. Mary Schmid Daugherty, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Dr. Daugherty is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2014	$98,400	None	$20,700	None
2015	$103,400	None	$18,300	None

(a)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(d)	Tax consulting fee includes fees and expenses related to allowable tax consulting services.

(e)(1)	The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant and approved all audit and non-audit services provided to the registrant.

(e)(2)	None of such services described in columns (b) through (d) were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $20,700 for the fiscal year ended December 31, 2014 and $18,300 for the fiscal year ended December 31, 2015. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $24,600 for the fiscal year ended December 31, 2014 and $24,900 for the fiscal year ended December 31, 2015.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed February 28, 2014.

(2)         Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3)         Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	3/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	3/3/16

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	3/3/16

* Print the name and title of each signing officer under his or her signature.